                                                                 Exhibit (r)(1)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statements listed below, for AMERICAN GENERAL LIFE INSURANCE COMPANY which serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME                        FILE NOS.
-------------------------------------  ---------------------------------------
SEPARATE ACCOUNT I                     Group IVA-Vanguard
811-05301                              IVA-Vanguard (Individual)
                                       Ovation VA
                                       Ovation Advisor VA
                                       Ovation Plus VA
                                       Individual Single Purchase Payment
                                         Deferred VA Contracts (a/ k/a The
                                         Variable Annuity)
                                       Old Profile VA
                                       New Profile VA
                                       Trilogy VA
                                       Paradigm VA
                                       Gallery VA
                                       Group Immediate VA Contract (AGE)
                                       Group Immediate VA Contract (RET)
                                       Immediate VA Contract (Retirement
                                         Gold Individual)
SEPARATE ACCOUNT II                    Executive Advantage VUL
811-04867                              Gemstone Life VUL
                                       Polaris Life VUL
                                       Polaris Survivorship Life VUL
                                       Gallery Life Individual VUL
                                       Flexible Premium VUL (Vision)
                                       Flexible Premium Group VUL (Vision)

JAMES BRACKEN                Director             December 28, 2012
--------------
JAMES BRACKEN

JOHN Q. DOYLE                Director             December 28, 2012
-------------
JOHN Q. DOYLE

PETER J. EASTWOOD          President and          December 28, 2012
-----------------     Chief Executive Officer
PETER J. EASTWOOD

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                               POWER OF ATTORNEY

DAVID N. FIELDS               Director             December 28, 2012
---------------
DAVID N. FIELDS

PETER D. HANCOCK        Chairman and Director      December 28, 2012
----------------
PETER D. HANCOCK

DAVID L. HERZOG               Director             December 28, 2012
---------------
DAVID L. HERZOG

------------------
MONIKA M. MACHON              Director             December __, 2012

RALPH W. MUCERINO             Director             December 28, 2012
-----------------
RALPH W. MUCERINO

-------------------
SID SANKARAN                  Director             December __, 2012

-------------------
MARK T. WILLIS                Director             December __, 2012